UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
_________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: March 3, 2021
(Date of earliest event reported)
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MARVELL TECHNOLOGY GROUP LTD.
(Exact name of registrant as specified in its charter)
 _________________________

Bermuda	0-30877	77-0481679
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Victoria Place, 5th Floor
231 Victoria Street
Hamilton HM 10
Bermuda
(Address of principal executive offices, including Zip Code)
(441) 294-8096
(Registrant’s telephone number, including area code)
_________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Shares	MRVL	The Nasdaq Stock Market, LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                    Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 2.02 Results of Operations and Financial Condition.

The information in Item 2.02 of this Current Report, including the accompanying Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of Section 18. The information in Item 2.02 of this Current Report shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language contained in such filing.

On March 3, 2021, Marvell Technology Group Ltd. (“Marvell”) issued a press release reporting its financial results for the fourth quarter and fiscal year 2021 ended January 30, 2021. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

Marvell will conduct a conference call on Wednesday, March 3, 2021 at 1:45 p.m. Pacific Time to discuss results for the fourth quarter and full fiscal year ending January 30, 2021. Interested parties may join the conference call by dialing 1-844-647-5488 or 1-615-247-0258, passcode 1390587. The call will be webcast and can be accessed at the Marvell Investor Relations website at http://investor.marvell.com/ with a replay available following the call until Wednesday, March 10, 2021.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.
99.1    Press Release dated March 3, 2021, titled “Marvell Technology Group Ltd. Reports Fourth Quarter and Fiscal Year 2021 Financial Results”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARVELL TECHNOLOGY GROUP LTD.

Date: March 3, 2021	By:	/s/ JEAN HU
Jean Hu
Chief Financial Officer